                                                  ------------------------------
ALLMERICA FINANCIAL SERVICES                            Semi-Annual Report
--------------------------------------------------------------------------------
                                 JUNE 30, 1998










THE FULCRUM FUND (SM)
               [LOGO]

                                                                            1998

                                                   [LOGO OF ALLMERICA FINANCIAL]

                               Table of Contents

GENERAL INFORMATION ...................................................    2

A LETTER FROM THE CHAIRMAN ............................................    3

PORTFOLIO PERFORMANCE SUMMARY .........................................    4

PRODUCT PERFORMANCE SUMMARY ...........................................    6

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW .......................    8

The Global Interactive/Telecomm Portfolio .............................   10
The International Growth Portfolio ....................................   11
The Growth Portfolio ..................................................   12
The Value Portfolio ...................................................   13

BOND & MONEY MARKET OVERVIEW ..........................................   14

The Strategic Income Portfolio/1/......................................   16

FINANCIALS ............................................................  F-1

For further information, see the accompanying semi-annual report.

See Client Notices on page F-21.

/1/ Formerly The Global Strategic Income Portfolio. The Strategic Income
    Portfolio effective June 8, 1998.

GENERAL INFORMATION

OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE
COMPANY (FAFLIC) AND ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY (AFLIAC)
John F. O'Brien, President, CEO (FAFLIC) and
   Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

INVESTMENT MANAGER
Allmerica Financial Investment Management Services, Inc.1
440 Lincoln Street, Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 West Pratt Street, Baltimore, MD 21201-2304

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

LEGAL COUNSEL
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

OFFICERS OF THE PALLADIAN TRUST
George J. Sullivan, Jr., President
David J. Mueller, Vice President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

BOARD OF TRUSTEES OF THE PALLADIAN TRUST
George J. Sullivan, Jr. Chairman/2/
Tom N. Dallape/2/
Gordon Holmes/2/

PORTFOLIO MANAGERS
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   The Strategic Income Portfolio3

Bee & Associates, Inc.
370 17/th/ Street, Suite 3560, Denver, CO 80202
   The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10570-1434
   The Value Portfolio
   The Global Interactive/Telecomm Portfolio

Stonehill Capital Management, Inc./4/
767 Third Avenue, New York, NY 10017
   The Growth Portfolio


/1/ Replaced Allmerica Investment Management Company, Inc. as Investment Manager effective April 16, 1998.

/2/ Independent Trustees

/3/ Formerly The Global Strategic Income Portfolio.
    The Strategic Income Portfolio effective June 8, 1998

/4/ Effective August 1, 1998, Pilgrim Baxter Analytic Investors, Inc. assumed portfolio manager responsibilities.

A Letter from the Chairman

[PHOTO APPEARS HERE]

Dear Client:

The first half of 1998 was marked by considerable divergence in the investment world. European stock markets produced very strong investment returns while Japan struggled and the emerging markets declined precipitously. The U.S. exhibited very strong economic growth in the first quarter which led to a continued rise in our stock market. As signs of slower economic growth developed in the second quarter, the bond market rallied and long term interest rates dropped to their lowest level in almost 30 years.

Even as the market continues to advance, many managers have noted that it is being carried by relatively few stocks. For example, during the second quarter, 14 of the largest stocks increased over 20% while the remaining 486 stocks in the S&P 500(R) actually declined almost 2%. These 14 stocks have an average P/E ratio of over 42x trailing earnings and are thought to be highly overvalued by some managers. These kinds of figures help explain the apparent poor performance of many small- and mid-cap managers, as well as those who pursue a value style of investing, compared to large-cap growth managers.

As investment professionals, we know that markets do not increase forever and that different investment styles go in and out of favor. That is why we offer a broad range of investment options and urge you to maintain a diversified portfolio. With this in mind, we continue to look at ways to enhance the array of investment managers and fund options available within the Trust.

Your Board has recommended several significant changes regarding the Trust since we last reported to you. Most significantly, we have recommended, and shareholders have approved, replacing the Trust's manager, Palladian Advisors, Inc., with Allmerica Financial Investment Management Services, Inc. ("AFIMS"). We believe AFIMS brings a greater depth of talent and financial strength to support the further growth and development of the Trust.

AFIMS, in turn, has worked closely with the Board to review all aspects of the Trust and has recommended two changes to date. First, following shareholder approval at the June 8, 1998 meeting, the name of The Global Strategic Income Portfolio was changed to The Strategic Income Portfolio and the investment focus was shifted from global bonds to predominantly U.S. fixed income securities. The meeting also approved the contract with the new portfolio manager, Allmerica Asset Management, Inc. Second, the portfolio manager to The Growth Portfolio was replaced by Pilgrim Baxter Analytic Investors, Inc. effective August 1, 1998. We are delighted with the selection of these new managers and look forward to developing a strong partnership as the Trust continues to grow.

While replacing an Advisor or portfolio manager is never easy, your Board is committed to making the necessary changes to provide you with high quality investment services and to enhance those services whenever possible. We are excited to work with AFIMS and will continue to look for ways to serve you better.

On behalf of the Board of Trustees,

/s/ George J. Sullivan

George J. Sullivan, Jr.

Chairman of the Board
The Palladian Trust

Portfolio Performance Summary

THE PALLADIAN TRUST
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/98

For easy reference, the total returns for the Portfolios are summarized below. Keep in mind that these returns are net of all Portfolio charges. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on page 6.


                                            PORTFOLIO
                                            INCEPTION           1      LIFE OF
PORTFOLIOS                                       DATE        YEAR    PORTFOLIO
--------------------------------------------------------------------------------
The Palladian Trust

The Global Interactive/Telecomm Portfolio      2/1/96      48.56%       24.99%

The International Growth Portfolio            3/26/96      -3.09%        2.66%

The Growth Portfolio                           2/1/96      -1.56%        7.74%

The Value Portfolio                            2/1/96      27.77%       24.43%

The Strategic Income Portfolio                 2/1/96       4.59%        1.38%



Portfolio performance returns given above reflect an investment in the underlying Portfolios listed on the date of inception of each Portfolio.

Portfolio performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   Performance

Product Performance Summary

THE FULCRUM FUND(SM) VARIABLE ANNUITY
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/98


For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of FAFLIC and AFLIAC are summarized below. Keep in mind that these returns are net of all product charges except for the annual contract fee. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                         WITHOUT SURRENDER AND        WITH SURRENDER AND
                                                         MONTHLY POLICY CHARGES       MONTHLY POLICY CHARGES

                                                  PORTFOLIO
                                                  INCEPTION         1     LIFE OF        1            LIFE OF
SUB-ACCOUNTS                                           DATE      YEAR   PORTFOLIO       YEAR          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
The Palladian Trust

The Global Interactive/Telecomm Portfolio            2/1/96    46.49%    23.17%       39.49%          21.61%

The International Growth Portfolio                  3/26/96    -4.47%     1.17%      -10.15%          -0.76%

The Growth Portfolio                                 2/1/96    -2.96%     6.17%       -8.73%           4.28%

The Value Portfolio                                  2/1/96    25.97%     2.62%       18.97%          21.05%

The Strategic Income Portfolio                       2/1/96     3.11%    -0.09%       -3.02%          -1.88%


Performance returns given above are for The Fulcrum Fund(SM) Variable Annuity sub-accounts of FAFLIC and AFLIAC and assume an investment in the underlying portfolios listed on the date of inception of each Portfolio. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    Overview

Domestic & International Equity Market Overview

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S.stock market.

1998: Economic problems throughout Asia have drastically different effects on both U.S. and international equity markets for the first half of 1998.

Entering 1998, a steady U.S. economy marked by low-to-declining interest rates, little inflation and strong economic growth boded well for stocks overall. However, economic problems throughout Asia had drastically different effects on the market and now Asian markets are beginning to exert a restraining influence on the U.S. and Europe as well.

During the first six months of 1998, the Asian crisis precipitated a flight to quality as investors sought safety in big U.S. stocks. While this flight to quality produced strong returns, especially for those companies with excellent earnings and very little exposure to Asia, it also caused the market's performance to become extremely tiered. Only a small number of stocks actually earned sizable returns while most were relatively flat or posted losses. In fact, during the second quarter, only a handful of stocks accounted for 100% of the gain in S&P 500(R) Index.

The flight to quality also caused large-cap stocks to clearly beat out their small- and mid-cap counterparts as investors sought out consistent earnings and highly liquid stocks. Curiously, investors held fast to their large-cap bias even in the face of rising valuations, as the average stock price rose to nearly 30 times company earnings.

But not all large caps stocks benefited. Performance was specifically concentrated in the growth- oriented arena as different indices produced vastly different results. The Russell 1000 Growth Index, for example, outperformed the Russell 1000 Value Index 20.4% to 12.2%, respectively.

Sector performance was also mixed for the first part of 1998. Motor Vehicles was a top performer as U.S. auto sales sped to record highs. Auto stocks also benefited from corporate restructuring initiatives as Ford Motor Company, spun-off Associates First Capital Corp., and Chrysler agreed to







     A steady economy marked by low interest rates and strong economic growth bodes well for stocks.



                            [PICTURE APPEARS HERE]


          Declining commodity prices in oil, copper and coffee cause emerging markets of Latin America to suffer.


JAN                        FEB                          MAR
--------------------------------------------------------------------------------
1998

                  [PICTURE APPEARS HERE]



  Uncertain about the effects of the Asian crisis, the Federal Reserve adopts a wait and see approach to interest rates.


U.S. manufacturing suffers due to decreased demand from Asia.

Domestic & International Market Overview

merge with Daimler Benz. PC manufacturers also benefited as corporate spending both in the U.S. and Europe appeared to be on the rise.

But the economic turmoil in Asia also decreased the overall demand for U.S. goods and services. This lower demand seemed to cause other sectors of the market, particularly manufacturing, to suffer as the National Association of Purchasing Management Index fell below 50 for the first time since 1996. Separately, Energy Services, which was hurt by a drop in oil prices, also lost ground.

International equity markets produced divergent results with developed markets faring better than emerging markets. Europe, for instance, remained fairly immune from the Asia crisis as it moved closer to monetary union. With key European economies adopting stronger fiscal measures and companies embracing U.S.-style efficiencies, a bull market is developing in many countries.

The Mediterranean region in particular generated strong results, although some investors avoided Italy and Portugal where concerns about local inflation surfaced. Overall, Germany and France led the pack in Europe as they both showed signs of continued economic recovery. And the U.K. stock market performed well as steady growth continued -- in the absence of inflation.

In contrast, the markets of Asia continued to struggle for the first six months of the year. In Japan, a range of problems plagued the economy. While the stock market started the year optimistically, decreasing demand for Japanese exports from Pacific Basin countries, rising unemployment, growing corporate bankruptcies and worsening banking problems, all drove the market lower by the end of the second quarter.

But while the financial problems in this corner of the world were certainly damaging, not all economies were affected equally. China, for example, experienced a slowdown, but its currency along with the Hong Kong dollar remained stable during the first half of the year.

Simultaneously with Asia's problems, Latin America had a rough time as well. Not only has this part of the world felt the effects of the flight to quality by foreign investors, but declining commodity prices in oil, coffee and copper have particularly hurt the economies of Mexico, Brazil, Columbia and Chile.

Heading into the second half of 1998, low inflation, low interest rates and generally sound economies bode well for U.S. and European equity markets.

At the same time, investors are worried about slower earnings growth in the U.S. and the effects the financial turmoil in the Far East will have throughout the world.


Many European  [PICTURE APPEARS HERE]       Auto stocks
stock markets                               fare well
benefit from                                from corporate
a developing                                restructuring.
bull market.


     APR                           MAY                           JUN
--------------------------------------------------------------------------------

[PICTURE APPEARS HERE] Large-cap U.S.   [PICTURE APPEARS HERE] Investors remain
                       growth stocks                           cautious about
                       benefit from                            the effect the
                       the flight to                           financial turmoil
                       quality due                             in Asia will
                       to renewed                              have throughout
                       concerns in                             the world.
                       Asian markets.

The Global Interactive/Telecomm Portfolio

With a return of 21.47% for the six-month period ended June 30, 1998, The Global Interactive/Telecomm Portfolio outpaced the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of the year, positive performance for the Portfolio was generated by media and telecommunications holdings. Specifically, industry leader, Time Warner was rewarded for expanding its global franchises. And Viacom benefited from its decision to sell its publishing division, Simon & Schuster for $3.6 billion.

The Portfolio's cable television holdings also soared during the first six months. Spurred by deregulation and technology, the global telecommunications industry is being transformed as the telephone, computer and television all converge into one all-purpose interactive entertainment instrument. Evidence of this transformation was the prospective merger of AT&T and cable television giant Tele-Communications, Inc., which added to results.

Longer-term, however, this deal creates further opportunity in an already burgeoning field. Not only does it give AT&T the digital platform to compete in the local telephone business, it also puts increasing pressure on every global telecommunications company to create business combinations that will allow them to provide a full range of services to their clients.

Given the rapid evolution of telephone and cable industry, the managers remain convinced that focusing the portfolio's assets in the global markets makes sense -- and more importantly, should prove rewarding to shareholders over the long-term.

INVESTMENT SUB-ADVISER
GAMCO Investors, Inc.

ABOUT THE FUND

Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.

                          Average Annual Total Returns

 PERIOD ENDED JUNE 30, 1998                         1 YEAR     LIFE OF FUND
 The Global Interactive/Telecomm Portfolio           48.56%        24.99%
 S&P 500(R)Index                                     30.16%        29.55%


                              Portfolio Composition

As of June 30, 1998, the sector allocation of net assets was:

Telephone Systems 21%         [PICTURE APPEARS HERE]

Media-Broadcasting 18%

Entertainment & Leisure 17%

Publishing 15%

Cable 11%

Other 18%

                    Growth of a $10,000 Investment Since 1996

[GRAPH APPEARS HERE]

The Global Interactive/Telecomm Portfolio is a portfolio of The Palladian Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The International Growth Portfolio

The International Growth Portfolio returned 6.48% for the six-month period ended June 30, 1998, significantly lagging the 15.10% return of the Morgan Stanley EAFE Index for the same period.


The Portfolio's disappointing performance stemmed from the ongoing economic problems in Asia, which dragged down the performance of the Portfolio's technology holdings. Specifically, this affected Electronic Resources, although the manager believes that fundamentals of this company remain strong.

Another source of disappointment came from just one holding, Regent Inns, a U.K. pub operator. During the first six months, this firm shocked the market by changing the way it discloses performance information. The new method showed business in a different light than was anticipated and its price suffered as a result.

Despite these setbacks, the manager believes that the fundamentals of the Portfolio are strong and over time investors will recognize their value. A case in point is Physio Control International. Medtronic, another U.S. medical device company, recently agreed to purchase Physio Control at a price which was 75% higher than the manager's cost.

Selecta, a Swiss vending machine operator also provided strong performance. Up more than 25% during the second quarter, this company is expanding through acquisitions and joint ventures and is led by a capable management team.

Going forward, the managers remain cautious about Asian markets overall and continue to stress investments in those companies that are well-run, well-positioned and well-priced.

                          Average Annual Total Returns

 PERIOD ENDED JUNE 30, 1998                         1 YEAR     LIFE OF FUND

 The International Growth Portfolio                 -3.09%         2.66%

 Morgan Stanley EAFE Index                           4.55%         7.74%

INVESTMENT SUB-ADVISER

Bee & Associates, Inc.

ABOUT THE FUND

Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.

                    Growth of a $10,000 Investment Since 1996

                             [GRAPH APPEARS HERE]

The International Growth Portfolio is a portfolio of The Palladian Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


                             Portfolio Composition:

As of June 30, 1998, the country allocation of net assets was:


[GRAPH APPEARS HERE]    United Kingdom 16%

                          Sweden 15%

                          Switzerland 14%

                          Norway 6%

                          Hong Kong 6%

                          Other 43%

The Growth Portfolio

For the six-month period ended June 30, 1998, The Growth Portfolio increased 0.17% compared to the 17.72% return of the S&P 500(R) Index for the same period.

The key factor in this underperformance was the ongoing shift in investor preference for liquid, large capitalization stocks, despite earnings concerns at the expense of smaller companies. Unfortunately, the managers of the Fund underestimated the effect of this flight to quality. Instead, they believed that the strength in the dollar would penalize reported sales and profits of large U.S. multinationals yet benefit domestic retail, service and restaurant companies.

In positioning the Portfolio's assets, the managers reduced exposure in certain sectors while increasing its exposure to others. Specifically, exposure was reduced in the energy sector due to continuing pressure on oil prices. Technology holdings were also reduced because of their considerable vulnerability to Asian markets.

The managers selectively increased investments in restaurant stocks, believing that this industry is undergoing consolidation and revitalization. Stocks such as Au Bon Pain, Wall Street Deli and Landry's Seafood, while not helping short-term performance, remain deeply undervalued. As such, the managers believe they are likely candidates for either restructuring or strong price appreciation due to their above-average growth potential.

For the remainder of the year, the managers anticipate a gradual shift from overvalued large-cap stocks toward small-cap growth companies. While the exact timing and impetus for this shift will be difficult to forecast, such a move should benefit the Portfolio's holdings.


INVESTMENT SUB-ADVISER

Stonehill Capital Management, Inc.

ABOUT THE FUND

Seeks to make money by investing primarily in securities selected for their long-term growth prospects.


                          Average Annual Total Returns

 PERIOD ENDED JUNE 30, 1998                         1 YEAR     LIFE OF FUND

 The Growth Portfolio                                -1.56%         7.74%

 S&P 500(R)Index                                     30.16%        29.55%

                              Portfolio Composition

As of June 30, 1998, the sector allocation of net assets was:


Computer Software &           [GRAPH APPEARS HERE]
Processing             15%

Restaurants            10%

Computers & Information 8%

Financial Services      7%

Telephone Systems       6%


Other                  54%


                    Growth of a $10,000 Investment Since 1996

[GRAPH APPEARS HERE]


The Growth Portfolio is a portfolio of The Palladian Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Value Portfolio

For the six-month period ended June 30, 1998, The Value Portfolio posted an 11.10% return, trailing the 17.72% return of the S&P 500(R) Index for the same period.

During the first half of the year, media, telecommunications and financial holdings posted positive returns for the Portfolio. Leading media companies like Time Warner benefited from moves to extend its global franchises. And cable television stocks like Cablevision soared following the announcement of the AT&T/TCI deal.

In managing the Fund, the managers follow a value-oriented strategy in identifying industry and sector trends. They anticipate that the trend toward consolidation will remain strong in many industry groups, particularly in telecommunications. Here the biggest players are expected to jockey for position in this globally de-regulated business. In the media sector, they also look forward to big deals as leaders in this industry also move to extend their global reach.

Looking ahead, the managers predict that the U.S. economy will be resistant, though not immune, to the continuing Asian economic crisis. In fact, they even suggest that Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the remainder of the year. Nonetheless, they believe equities still offer investors superior risk adjusted returns relative to other asset classes and that a value discipline will continue to reward shareholders.

                          AVERAGE ANNUAL TOTAL RETURNS


 PERIOD ENDED JUNE 30, 1998                         1 YEAR     LIFE OF FUND

 The Value Portfolio                                 27.77%        24.43%

 S&P 500(R)Index                                     30.16%        29.55%


INVESTMENT SUB-ADVISER
GAMCO Investors, Inc.

ABOUT THE FUND
Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.


                    GROWTH OF A $10,000 INVESTMENT SINCE 1996

[GRAPH APPEARS HERE]


The Value Portfolio is a portfolio of The Palladian Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                             PORTFOLIO COMPOSITION:

As of June 30, 1998, the sector allocation of net assets was:

[GRAPH APPEARS HERE]    Beverage, Food, & Tobacco 14%

                        Heavy Machinery 9%

                        Media-Broadcasting 7%

                        Insurance 7%

                        Entertainment & Leisure 6%

                        Other 57%

Bond & Money Mark Overview

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998:  Performance of the
U.S. bond market is significantly affected by the turmoil in Asia for the first half of 1998.

In much the same fashion as the equity market, the performance of the U.S. bond market was significantly affected by the turmoil in Asia during the first half of 1998. Given this backdrop, some sectors of the market fared well, while others struggled.

Starting off on a positive note, the U.S. economy appeared strong with Gross Domestic Product (GDP) rising nearly 5.4% in the first quarter. Low inflation, favorable credit conditions and higher equity valuations all drove this strong economic growth and price stability. As growth continued, fixed income investors grew nervous and anticipated that the Federal Reserve would raise interest rates to ward off inflation.

But, as Asia's markets grew weaker, growth in the U.S. slowed. So, the Federal Reserve adopted a "wait and see" approach regarding any moves toward tightening or relaxing monetary policy.

Bond investors, on the other hand, quickly reacted to these developments. Initially content, they worried that the economy was growing too fast only to gain comfort from the slowing effect of the Asian crisis. Their concerns drove interest rates which rose during the first quarter only to fall to new lows during the second quarter.

Corporate credit issues also went on a roller coaster ride. The volatility in foreign exchanges and global markets, caused a flight to quality preference for U.S. Treasuries. Coupled with concerns about future growth of the U.S. economy and the expected level of corporate profits, corporate bond spreads widened causing investment grade corporates to lag comparable duration Treasuries by 24 basis points for the first six months of the year. Although spreads initially narrowed from their levels in January, they reversed course again in June,

Ongoing financial crisis    [PICTURE APPEAR HERES] Long-term U.S.
in Asia causes a flight                            Treasuries deliver
to quality for both                                their best performance
stock and bond investors.                          in years as investors
                                                   favor their inherent safety.

1998  JAN                          FEB                           MAR
--------------------------------------------------------------------------------

     [PICTURE APPEARS HERE]  Uncertain about the
                             potential effects of
                             the Asian crisis on the
                             U.S., the Federal Reserve
                             adopts a wait and see
                             approach to changing
                             interest rates.

BOND & MONEY MARKET OVERVIEW

widening to levels not seen in six years. Surprisingly, the actual credit quality of U.S. issuers remained at its best level in years, as ratings upgrades outpaced downgrades in the market, unlike previous periods of under-performance in this sector.

The yield on the 30-year bond fell to 5.62%, its lowest level in decades. But it fell only modestly for shorter term issues. Overall, Treasuries outperformed selected fixed income instruments and contributed to the overall 3.93% gain in the market as measured by the Lehman Aggregate Bond Index.

Despite a poor showing in the second quarter, the high yield market remained the best-performing fixed income sector for the first half of 1998. As with investment grade corporate bonds, high yield issues suffered during the second quarter in part from the renewed uncertainty surrounding emerging markets as well as from the diminished flows of cash into high yield bond funds.

The significant declines in long-term interest rates had a major impact on the mortgage market. With some of the lowest rates in years, homeowners refinanced in record numbers, causing prepayments on mortgage-backed securities to increase, adversely affecting their returns.

Entering the second half of 1998, solid fundamentals remain firmly in place for the U.S. bond market. As investors continue to watch for signs of recovery in Asia, the Federal Reserve is likely to maintain its neutral monetary policy. Given this scenario, the outlook for Treasuries and highly rated corporates should remain particularly favorable.


[PICTURE APPEARS HERE] Mortgage-backed   [PICTURE APPEARS HERE] Investors
                       securities lose                          continue to
                       ground amid                              watch of for
                       record mortgage                          signs recovery
                       refinancing.                             in Asia, causing
                                                                the outlook for
                                                                U.S. Treasuries
                                                                to remain
                                                                favorable.
     APR                            MAY                     JUN
--------------------------------------------------------------------------------

Investors flight      [PICTURE APPEARS HERE]     High-yield issues
to quality benefits                              suffer due to
highly rated                                     renewed uncertainty
corporate bonds.                                 in the emerging markets.

The Strategic Income Portfolio

For the six-month period ended June 30, 1998, The Strategic Income Portfolio posted a total return of 2.33% compared to the 3.27% return of the J.P. Morgan Global Government Bond Index and the 3.92% return of the Lehman Brothers Aggregate Bond Index for the same period.

During the first half of 1998, the bond market posted solid returns as interest rates declined throughout most of the world. In Europe, rates generally declined as fiscal policies moved toward the standard required for joining the European Monetary Union (EMU). The U.S. economy stayed strong despite the economic, fiscal and monetary crises which buffeted much of Asia. Against this backdrop, U.S. Treasuries performed particularly well as investors sought the safety and liquidity of high-quality U.S. investments.

As of April 1, 1998, Allmerica Asset Management, Inc. assumed sub-advisory responsibilities for this Portfolio. At the same time, it was repositioned from a global bond fund to one that invests predominantly in the U.S. The emphasis will be on U.S. Treasuries, mortgage-backed securities and investment grade corporate bonds. In addition, below investment grade bonds will be used for a portion of the Portfolio as attractive opportunities arise.

Reflecting this new focus on domestic bond management, most foreign currency and government bond holdings were sold off in the second quarter and the proceeds were invested in U.S. Treasuries, Agency debentures, and Agency pass-through mortgages.

As the size of the Portfolio increases, the managers plan to further diversify assets into all sectors of the fixed income market.


INVESTMENT SUB-ADVISER

Allmerica Asset Management, Inc.

ABOUT THE FUND

Seeks to make money by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

                          AVERAGE ANNUAL TOTAL RETURNS

 PERIOD ENDED JUNE 30, 1998                         1 YEAR     LIFE OF FUND

 The Strategic Income Portfolio                      4.59%         1.38%

 J.P. Morgan Global Government Bond Index, Unhedged  5.87%         4.22%




                              Portfolio Composition
As of June 30, 1998, the sector allocation of net assets was:


U.S. Government                   [GRAPH APPEARS HERE]
and Agency Obligations 97%

Other 3%


                    GROWTH OF A $10,000 INVESTMENT SINCE 1996

[GRAPH APPEARS HERE]

The Strategic Income Portfolio is a portfolio of The Palladian Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The J.P. Morgan Global Government Bond Index, Unhedged, measures the global government bond market of 13 countries. This index is weighted by market capitalization. In the unhedged index, foreign currencies are converted into dollars at spot rates. This gives the index exposure to both bond and currency markets. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                               THE VALUE PORTFOLIO

              PORTFOLIO OF INVESTMENTS * June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                               VALUE
     SHARES                                                  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.1%

             BEVERAGES, FOOD & TOBACCO - 14.0%
    6,000    Archer-Daniels-Midland Co.                   $     116,250
    1,877    Buenos Aires Embotelladora SA ADR *                  2,581
    4,000    Celestial Seasonings, Inc. *                       198,000
    4,000    Corn Products International, Inc. *                135,500
    1,000    DEKALB Genetics Corp., Class B                      94,625
    8,000    General Cigar Holdings, Inc. *                      79,000
    1,501    General Cigar Holdings, Inc., Class B *             14,822
    2,000    H.J. Heinz Co.                                     112,250
    3,000    Kellogg Co.                                        112,688
    7,000    Pepsi-Cola Puerto Rico Bottling Co. *               52,500
    2,000    The Seagram Company, Ltd.                           81,875
    8,000    Whitman Corp.                                      183,500
                                                          -------------
                                                              1,183,591
                                                          -------------

             HEAVY MACHINERY - 8.6%
    3,000    Ampco-Pittsburgh Corp.                              46,125
   10,000    Baldwin Technology Co., Class A *                   58,750
    3,000    Banner Aerospace, Inc. *                            38,625
    3,000    Fedders Corp.                                       20,063
    2,000    Fedders Corp., Class A                              12,750
    5,000    Flowserve Corp. *                                  123,125
    5,000    Hussmann International, Inc.                        92,813
    1,000    IDEX Corp.                                          34,500
    1,000    Modine Manufacturing Co.                            34,625
    4,500    SPS Technologies, Inc. *                           263,250
                                                          -------------
                                                                724,626
                                                          -------------

             MEDIA - BROADCASTING - 7.3%
    6,000    BET Holdings, Inc., Class A *                      377,625
    2,000    Gray Communications Systems, Inc., Class B          61,750
    3,000    Viacom, Inc., Class A *                            175,500
                                                          -------------
                                                                614,875
                                                          -------------

             INSURANCE - 6.9%
    3,000    ALLIED Group, Inc.                                 140,438
    2,500    American Bankers Insurance Group, Inc.             150,313
    5,000    The Liberty Corp.                                  251,563
    1,500    The Midland Co.                                     34,313
                                                          -------------
                                                                576,627
                                                          -------------

             ENTERTAINMENT & LEISURE - 5.6%
    3,000    Gaylord Entertainment Co.                           96,750
    2,000    GC Companies, Inc. *                               103,750
    1,500    Liberty Media Group, Class A *                      58,219
    5,000    Nashua Corp. *                                      78,125
    5,000    Spelling Entertainment Group, Inc. *                46,875
    1,000    Time Warner, Inc.                                   85,438
                                                          -------------
                                                                469,157
                                                          -------------

             AUTOMOTIVE - 4.9%
      500    A.O. Smith Corp.                                    25,844
   10,000    Earl Scheib, Inc. *                                 77,500
    4,000    ITT Industries, Inc.                               149,500
    1,000    Meritor Automotive, Inc.                            24,000
    1,000    Standard Motor Products, Inc.                       22,250
    6,000    Wynn's International, Inc.                         115,500
                                                          -------------
                                                                414,594
                                                          -------------

             OIL & GAS - 4.7%
    1,000    Daniel Industries                                   19,000
    3,000    Pennzoil Co.                                       151,875
    1,000    RPC, Inc.                                           12,500
    5,000    Southwest Gas Corp.                                122,188
    4,000    WICOR, Inc.                                         92,500
                                                          -------------
                                                                398,063
                                                          -------------

             TELEPHONE SYSTEMS - 4.4%
    4,000    Centennial Cellular Corp., Class A *               149,250
    2,000    Frontier Corp.                                      63,000
    4,000    Telephone and Data Systems, Inc.                   157,500
        1    U.S. West, Inc. *                                       40
                                                          -------------
                                                                369,790
                                                          -------------

             CABLE - 4.0%
    4,000    Cablevision Systems Corp. *                        334,000
                                                          -------------

             TRANSPORTATION - 3.9%
    4,000    GATX Corp.                                         175,500
    3,000    Hudson General Corp.                               151,875
                                                          -------------
                                                                327,375
                                                          -------------

             AEROSPACE & DEFENSE - 3.5%
    2,500    Sequa Corp., Class B *                             197,500
    5,000    The Fairchild Corp., Class A *                     100,938
                                                          -------------
                                                                298,438
                                                          -------------

             MEDIA - BROADCASTING & PUBLISHING - 3.5%
    6,000    MediaOne Group, Inc. *                             263,625
      500    The Times Mirror Co., Class A                       31,438
                                                          -------------
                                                                295,063
                                                          -------------

             COMMERCIAL SERVICES - 3.0%
    3,571    EnviroSource, Inc. *                                62,500
    1,000    H&R Block, Inc.                                     42,125
    7,000    Rollins, Inc.                                      143,500
                                                          -------------
                                                                248,125
                                                          -------------

             RETAILERS - 2.9%
    8,000    Lillian Vernon Corp.                               133,000
    2,500    The Neiman Marcus Group, Inc. *                    108,594
                                                          -------------
                                                                241,594
                                                          -------------



                       See Notes to Financial Statements.
---------------------------------------------------------

                               THE VALUE PORTFOLIO

         PORTFOLIO OF INVESTMENTS, Continued * June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                               VALUE
     SHARES                                                  (NOTE 2)
--------------------------------------------------------------------------------
             PHARMACEUTICALS - 2.8%
    8,000    Carter-Wallace, Inc.                         $     144,500
   10,000    IVAX Corp. *                                        92,500
                                                          -------------
                                                                237,000
                                                          -------------

             ELECTRICAL EQUIPMENT - 2.3%
    1,500    Aeroquip-Vickers, Inc.                              87,563
    1,000    AMETEK, Inc.                                        29,313
    3,000    Kollmorgen Corp.                                    60,188
    2,000    The Lamson & Sessions Co. *                         12,375
                                                          -------------
                                                                189,439
                                                          -------------

             FOOD RETAILERS - 2.1%
    2,000    Giant Food, Inc., Class A                           86,125
    6,000    Ingles Markets, Inc., Class A                       87,000
                                                          -------------
                                                                173,125
                                                          -------------

             CHEMICALS - 1.6%
    1,000    ARCO Chemical Co. *                                 57,375
      750    Ferro Corp.                                         18,984
    1,000    Monsanto Co.                                        55,875
                                                          -------------
                                                                132,234
                                                          -------------

             FOREST PRODUCTS & PAPER - 1.4%
    3,200    Greif Brothers Corp.                               119,600
                                                          -------------

             COMMUNICATIONS - 1.3%
    4,000    COMSAT Corp.                                       113,250
                                                          -------------

             LODGING - 1.3%
    4,000    Aztar Corp. *                                       27,250
    1,000    Hilton Hotels Corp.                                 28,500
    7,000    Trump Hotels & Casino Resorts, Inc. *               49,438
                                                          -------------
                                                                105,188
                                                          -------------

             ADVERTISING - 1.2%
    5,000    Ackerley Group, Inc.                               105,000
                                                          -------------

             ELECTRIC UTILITIES - 1.2%
   10,176    Citizens Utilities Co., Class B *                   97,934
                                                          -------------

             WATER COMPANIES - 1.1%
    5,000    United Water Resources, Inc.                        90,000
                                                          -------------

             PUBLISHING - 1.1%
    1,000    Lee Enterprises, Inc.                               30,625
      500    Media General, Inc., Class A                        24,375
    1,000    The McClatchy Company, Class A                      34,625
                                                          -------------
                                                                 89,625
                                                          -------------

             METALS - 0.9%
    2,000    Curtiss-Wright Corp.                                78,375
                                                          -------------

             REAL ESTATE - 0.8%
    4,000    Catellus Development Corp. *                        70,750
                                                          -------------

             FINANCIAL SERVICES - 0.8%
    2,500    The Pioneer Group, Inc.                             65,781
                                                          -------------
             TOTAL COMMON STOCKS                              8,163,219
                                                          -------------
             (Cost $7,183,554)


CONVERTIBLE PREFERRED STOCKS - 0.6%


             TELEPHONE SYSTEMS - 0.6%
    1,000    Sprint, 8.25%                                       57,813
                                                          -------------
             TOTAL CONVERTIBLE PREFERRED STOCKS                  57,813
                                                          -------------
             (Cost $42,800)


TOTAL INVESTMENTS - 97.7%                                     8,221,032
                                                          -------------
(Cost $7,226,354)
NET OTHER ASSETS AND LIABILITIES - 2.3%                         189,786
                                                          -------------
NET ASSETS - 100.0%                                       $   8,410,818
                                                          =============

--------------------------------------------------
ADR  American Depositary Receipt
*    Non income producing security.

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $7,226,354. Net unrealized appreciation (depreciation) aggregated $994,678, of which $1,323,738 related to appreciated investment securities and $(329,060) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, amounted to $5,259,605 and $2,981,092 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------
F-2

                             THE GROWTH PORTFOLIO

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                               VALUE
     SHARES                                                  (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 110.1%
             COMPUTER SOFTWARE & PROCESSING - 15.2%
    2,000    4Front Technologies, Inc. *                     $   25,750
    3,800    Applied Voice Technology, Inc. *                    87,400
      627    CBT Group PLC ADR *                                 33,545
    4,000    Data Dimensions, Inc. *                             68,250
    2,000    FileNet Corp. *                                     57,750
    1,000    Lason, Inc. *                                       54,500
    1,000    Leasing Solutions, Inc. *                           28,750
    5,000    Meridian Data, Inc. *                               24,375
    4,000    NetSpeak Corp. *                                    49,750
    4,000    Platinum Technology, Inc. *                        114,250
    4,200    Powerhouse Technologies, Inc. *                     41,213
   22,400    Registry Magic, Inc. *                             176,400
    1,000    Rogue Wave Software, Inc. *                          7,875
                                                             ----------
                                                                769,808
                                                             ----------
             RESTAURANTS - 10.0%
       50    CKE Restaurants, Inc.                                2,063
    3,900    Landry's Seafood Restaurants, Inc. *                70,565
    3,000    Logan's Roadhouse, Inc. *                           62,250
   15,375    New York Restaurant Group (A) *                    148,369
   22,000    Total Entertainment Restaurant Corp. *             105,875
   27,300    Wall Street Deli, Inc. *                           117,731
                                                             ----------
                                                                506,853
                                                             ----------
             COMPUTERS & INFORMATION - 8.4%
    2,500    Apex PC Solutions, Inc. *                           69,688
    1,000    Cisco Systems, Inc. *                               92,063
    4,000    DAOU Systems, Inc. *                                91,500
    1,000    Dell Computer Corp. *                               92,813
    2,000    NeoMagic Corp. *                                    31,000
    3,500    SMART Modular Technologies, Inc. *                  51,188
                                                             ----------
                                                                428,252
                                                             ----------
             FINANCIAL SERVICES - 6.5%
    4,000    Delta Financial Corp. *                             73,500
    1,000    Hambrecht & Quist Group *                           36,313
   14,000    Southern Pacific Funding Corp. *                   219,625
                                                             ----------
                                                                329,438
                                                             ----------
             TELEPHONE SYSTEMS - 6.0%
    2,000    Brightpoint, Inc. *                                 29,000
    1,000    Sprint Corp.                                        70,500
   14,000    Tel-Save Holdings, Inc. *                          206,500
                                                             ----------
                                                                306,000
                                                             ----------
             FOOD RETAILERS - 5.6%
   26,000    Au Bon Pain Co., Inc., Class A *                   286,000
                                                             ----------

             TEXTILES, CLOTHING & FABRICS - 5.4%
   25,000    Frisby Technologies, Inc. *                        162,500
    2,000    Jones Apparel Group, Inc. *                         73,125
    2,000    Maxwell Shoe Company, Inc. *                        39,750
                                                             ----------
                                                                275,375
                                                             ----------

             TRANSPORTATION - 5.2%
    2,000    Coach USA, Inc. *                                   91,250
    2,000    Fleetwood Enterprises, Inc. *                       80,000
   12,500    Transit Group, Inc. *                               95,313
                                                             ----------
                                                                266,563
                                                             ----------

             COMMERCIAL SERVICES - 5.2%
    3,000    Forensic Technologies International Corp. *         51,000
    3,000    Labor Ready, Inc. *                                 90,563
    3,000    Pittston Brink's Group                             110,625
      500    Tetra Tech, Inc. *                                  12,125
                                                             ----------
                                                                264,313
                                                             ----------

             HEAVY MACHINERY - 4.7%
    2,500    Advanced Energy Industries, Inc. *                  29,063
    1,000    Terex Corp. *                                       28,500
   19,900    TurboChef, Inc. *                                  179,100
                                                             ----------
                                                                236,663
                                                             ----------

             BANKING - 4.5%
    3,000    The Chase Manhattan Corp. *                        226,500
                                                             ----------

             PHARMACEUTICALS - 4.4%
    1,000    Aviron *                                            31,188
    2,000    BioChem Pharma, Inc. ADR *                          53,000
    7,000    The Immune Response Corp. *                        105,000
    5,000    Zila, Inc. *                                        36,250
                                                             ----------
                                                                225,438
                                                             ----------

             ENTERTAINMENT & LEISURE - 4.4%
    1,000    Anchor Gaming *                                     77,625
    4,500    Family Golf Centers, Inc. *                        113,899
    2,000    Grand Casinos, Inc. *                               33,500
                                                             ----------
                                                                225,024
                                                             ----------

             METALS - 3.5%
    7,000    Mobile Mini, Inc. *                                 70,000
    2,000    Texas Industries, Inc.                             106,000
                                                             ----------
                                                                176,000
                                                             ----------

             ELECTRONICS - 3.4%
      300    Flextronics International, Ltd. *                   13,050
    4,000    Micron Technology, Inc. *                           99,250
    2,000    World Access, Inc. *                                60,000
                                                             ----------
                                                                172,300
                                                             ----------

                      See Notes to Financial Statements.

                             THE GROWTH PORTFOLIO


        PORTFOLIO OF INVESTMENTS, Continued. June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                               Value
   Shares                                                     (Note 2)
--------------------------------------------------------------------------------
             COMMUNICATIONS - 3.3%
    4,000    ECI Telecommunications, Ltd., Ordinary Shares  $   151,500
    1,500    P-COM, Inc.*                                        13,734
                                                            -----------
                                                                165,234
                                                            -----------

             AUTOMOTIVE - 3.1%
    6,000    Coachmen Industries, Inc. *                        156,750
                                                            -----------

             MEDICAL SUPPLIES - 2.3%
   24,000    LaserSight, Inc. *                                 114,749
                                                            -----------

             MEDIA - BROADCASTING & PUBLISHING - 2.0%
    2,300    Metro Networks, Inc. *                              99,188
                                                            -----------

             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
    2,000    Maytag Corp.                                        98,750
                                                            -----------

             RETAILERS - 1.7%
    3,500    Garden Ridge Corp. *                                67,813
    1,000    The Maxim Group, Inc. *                             19,875
                                                            -----------
                                                                 87,688
                                                            -----------

             INDUSTRIAL - DIVERSIFIED - 1.2%
   16,000    Ontro, Inc. *                                       62,000
                                                            -----------

             AIRLINES - 1.2%
    1,000    Continental Airlines, Inc., Class B *               60,875
                                                            -----------

             APPAREL RETAILERS - 1.0%
    1,500    Pacific Sunwear of California *                     52,500
                                                            -----------
             TOTAL COMMON STOCKS                              5,592,261
                                                            -----------
             (Cost $5,627,304)

WARRANTS - 0.5%
             INDUSTRIAL - DIVERSIFIED - 0.5%
   36,000    Ontro, Inc., expires 05/12/2001 *              $    24,750
                                                            -----------

             COMPUTER SOFTWARE & PROCESSING - 0.0%
    5,000    Marine Management Systems, Inc., expires
             04/08/2002 *                                           469
                                                            -----------
             TOTAL WARRANTS                                      25,219
                                                            -----------
             (Cost $4,100)

TOTAL INVESTMENTS - 110.6%                                    5,617,480
                                                            -----------
(Cost $5,631,404)
NET OTHER ASSETS AND LIABILITIES -  (10.6)%                    (537,276)
                                                            -----------
NET ASSETS - 100.0%                                         $ 5,080,204
                                                            ===========

---------------------------------------------------
ADR American Depositary Receipt
(A) Security is fair valued by management (Note 2).
*   Non income producing security.

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $5,631,404. Net unrealized appreciation (depreciation) aggregated $(13,924), of which $327,312 related to appreciated investment securities and $(341,236) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, amounted to $18,648,055 and $17,270,683 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.

                      THE INTERNATIONAL GROWTH PORTFOLIO


             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)


                                                               VALUE
   SHARES                                                     (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 85.6%
             UNITED KINGDOM - 15.5%
   17,500    JBA Holdings PLC                               $   181,162
   46,000    McBride PLC                                        133,259
   45,200    Victrex PLC                                        155,846
                                                            -----------
                                                                470,267
                                                            -----------

             SWEDEN - 14.8%
    8,200    Investment AB Bure                                 130,632
   10,500    IRO AB                                             138,297
   12,325    Nobel Biocare AB                                   183,979
                                                            -----------
                                                                452,908
                                                            -----------

             SWITZERLAND - 13.9%
      460    PubliGroupe SA                                     142,885
       95    Stratec Holding AB, Class B - Registered           133,732
      675    The Selecta Group - Registered                     144,538
                                                            -----------
                                                                421,155
                                                            -----------

             NORWAY - 6.2%
   20,000    Norsk Lotteridrift ASA *                            67,876
   25,000    P4 Radio Hele Norge ASA                            119,110
                                                            -----------
                                                                186,986
                                                            -----------

             HONG KONG - 5.7%
  512,750    Lung Kee (Bermuda) Holdings                        100,591
1,833,000    Sinocan Holdings, Ltd.                              73,339
                                                            -----------
                                                                173,930
                                                            -----------

             PORTUGAL - 5.5%
    3,600    Investec-Consultoria Internacional, SA             165,744
                                                            -----------

             ISRAEL - 4.8%
    4,000    Orbotech, Ltd. *                               $   145,500
                                                            -----------

             UNITED STATES - 4.6%
    5,300    Physio-Control International Corp. *               139,457
                                                            -----------

             NETHERLANDS - 4.4%
    1,875    Van Melle NV                                       135,174
                                                            -----------

             CANADA - 3.9%
   18,000    Danier Leather, Inc. *                             117,717
                                                            -----------

             ITALY - 3.2%
    6,400    Fila Holdings SPA ADR *                             96,000
                                                            -----------

             SINGAPORE - 2.9%
  130,000    Electronic Resources, Ltd.                          88,777
                                                            -----------

             INDONESIA - 0.2%
  180,000    Pt Davomas Abadi                                     6,143
                                                            -----------
             TOTAL COMMON STOCKS                              2,599,758
                                                            -----------
             (Cost $2,927,622)

TOTAL INVESTMENTS - 85.6%                                     2,599,758
                                                            -----------
(Cost $2,927,622)
NET OTHER ASSETS AND LIABILITIES -  14.4%                       438,135
                                                            -----------
NET ASSETS - 100.0%                                         $ 3,037,893
                                                            ===========

----------------------------------
ADR American Depositary Receipt
*   Non income producing security.


                    Industry Concentration of Common Stocks
                    ---------------------------------------
                        as a Percentage of Net Assets:
                        ------------------------------

Medical Supplies                                          15.0%
Media - Broadcasting & Publishing                          9.4
Miscellaneous                                              7.9
Electronics                                                7.7
Computer Software & Processing                             6.0
Chemicals                                                  5.1
Food Retailers                                             4.8
Advertising                                                4.7
Beverages, Food & Tobacco                                  4.7
Household Products                                         4.4
Financial Services                                         4.3
Retailers                                                  3.9
Textiles, Clothing & Fabrics                               3.2
Forest Products & Paper                                    2.4
Entertainment & Leisure                                    2.1
                                                          ----
                                                          85.6%
                                                          ====

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $2,927,622. Net unrealized appreciation (depreciation) aggregated $(327,864), of which $335,337 related to appreciated investment securities and $(663,201) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, amounted to $844,524 and $1,446,670 of non-governmental issuers, respectively.


                      See Notes to Financial Statements.

                      THE INTERNATIONAL GROWTH PORTFOLIO

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)


FORWARD FOREIGN CURRENCY CONTRACT SOLD:

                                                                    UNREALIZED
  CURRENCY   CONTRACT TO   SETTLEMENT   CONTRACT AT   IN EXCHANGE  APPRECIATION
   VALUE       DELIVER        DATE         VALUE      FOR U.S.$   (DEPRECIATION)
  -------     ---------     ---------     ---------   ----------  --------------
  36,593         GBP         07/06/98      $61,079      $60,978        $(101)

-----------------
GBP   British Pound

                      See Notes to Financial Statements.

                         THE STRATEGIC INCOME PORTFOLIO

              PORTFOLIO OF INVESTMENTS * June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                               MOODY'S          VALUE
  PAR VALUE                                    RATINGS        (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.3%

             U.S. TREASURY NOTES - 29.6%
$  75,000    5.63%, 02/28/2001                   Aaa         $   75,199
   15,000    5.75%, 08/15/2003                   Aaa             15,166
  230,000    5.88%, 09/30/2002                   Aaa            232,947
   90,000    6.63%, 05/15/2007                   Aaa             96,750
                                                             ----------
                                                                420,062
                                                             ----------

             U.S. TREASURY BOND - 14.2%
  160,000    7.63%, 02/15/2025                   Aaa            201,500
                                                             ----------

             FEDERAL AGRICULTURE MORTGAGE
             CORPORATION - 10.9%
  150,000    6.92%, 02/10/2001                   Aaa            154,500
                                                             ----------

             TENNESSEE VALLEY AUTHORITY - 10.8%
  150,000    6.50%, 08/20/2001                   AAA (A)        153,540
                                                             ----------

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.7%
  150,000    7.00%, 08/13/1998                   Aaa            151,828
                                                             ----------

             STUDENT LOAN MARKETING ASSOCIATION - 10.6%
  150,000    6.05%, 09/14/2000                   Aaa         $  151,078
                                                             ----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.5%
  150,000    6.50%, 08/19/1998                   Aaa            149,297
                                                             ----------

             TOTAL U.S. GOVERNMENT
             AND AGENCY OBLIGATIONS                           1,381,805
                                                             ----------
             (Cost $1,371,031)

TOTAL INVESTMENTS - 97.3%                                     1,381,805
                                                             ----------
(Cost $1,371,031)
NET OTHER ASSETS AND LIABILITIES - 2.7%                          38,456
                                                             ----------
NET ASSETS - 100.0%                                          $1,420,261
                                                             ==========

FEDERAL INCOME TAX INFORMATION (NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $1,371,031. Net unrealized appreciation (depreciation) aggregated $10,774, of which $11,512 related to appreciated investment securities and $(738) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, amounted to $2,035,594 and $3,293,977 of non-U.S. governmental issuers, respectively, and $2,118,925 and $1,749,725 of U.S. Government and Agency issuers, respectively.

Moody's Ratings:                       Aaa       90%
Standard & Poor's Ratings:             AAA       10%
                                                 ---
                                                100%

-------------------------------
(A) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.



                         See Notes to Financial Statements.
-----------------------------------------------------------

                    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                               VALUE
     SHARES                                                  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0%

             TELEPHONE SYSTEMS - 20.7%
       500   BC Telecom, Inc.                              $     18,685
     1,000   Cable & Wireless PLC ADR                            36,875
     4,000   Centennial Cellular Corp., Class A*                149,250
     1,500   Century Communications Corp., Class A *             28,125
     1,500   Century Telephone Enterprises, Inc.                 68,813
     1,800   Cia. de Telecomunicaciones de Chile SA ADR          36,563
     4,000   Frontier Corp                                      126,000
     1,000   GST Telecommunications, Inc. *                      14,438
       500   Iridium World Communications Ltd. *                 26,594
     2,000   Loral Space & Communications Ltd. *                 56,500
     5,000   Rogers Cantel Mobile Communications, Inc.,
              Class B ADR *                                      62,500
     1,000   Southern New England Telecommunications Corp.       65,500
     4,000   Telephone and Data Systems, Inc.                   157,500
         1   U.S. West, Inc. *                                       11
                                                             ----------
                                                                847,354
                                                             ----------

             MEDIA - BROADCASTING - 18.2%
     2,500   BET Holdings, Inc., Class A *                      157,344
     1,530   Chris-Craft Industries, Inc. *                      83,672
     1,000   Granite Broadcasting Corp.                          60,250
     1,500   Gray Communications Systems, Inc., Class B          46,313
     1,000   Time Warner, Inc.                                   85,438
     4,378   USA Networks, Inc. *                               109,997
     3,500   Viacom, Inc., Class A *                            204,750
                                                             ----------
                                                                747,764
                                                             ----------

             ENTERTAINMENT & LEISURE - 16.5%
     5,000   Ascent Entertainment Group, Inc. *                  55,625
     2,000   GC Companies, Inc. *                               103,750
     2,400   King World Productions, Inc. *                      61,200
     4,500   Liberty Media Group, Class A *                     174,656
       800   Pathe SA                                           156,792
     1,500   PolyGram NV, NY Shares                              76,313
     5,000   Spelling Entertainment Group, Inc. *                46,875
                                                             ----------
                                                                675,211
                                                             ----------

             PUBLISHING - 15.2%
     2,000   Lee Enterprises, Inc.                               61,250
     2,000   Media General, Inc., Class A                        97,500
     2,000   Pulitzer Publishing Co.                            178,500
     2,000   The McClatchy Company, Class A                      69,250
     1,000   The McGraw-Hill Companies, Inc.                     81,563
       500   The Times Mirror Co., Class A *                     31,438
     1,500   Tribune Co.                                        103,219
                                                             ----------
                                                                622,720
                                                             ----------
             CABLE - 10.6%
     2,000   Cablevision Systems Corp. *                        167,000
     4,000   MediaOne Group, Inc. *                             175,750
     2,000   Tele-Communications, Inc., Class A *                76,875
     1,000   United International Holdings, Inc. *               16,000
                                                             ----------
                                                                435,625
                                                             ----------

             COMMUNICATIONS - 5.9%
     1,000   American Tower Systems Corp., Class A *             24,938
     1,000   COMSAT Corp.                                        28,313
     1,000   Globalstar Telecommunications, Ltd. *               27,000
     3,500   Price Communications Corp. *                        53,594
    12,000   Rogers Communications, Inc., Class B *             108,000
                                                             ----------
                                                                241,845
                                                             ----------

             FINANCIAL SERVICES - 2.9%
     6,000   Tele-Communications TCI Ventures Group,
              Class A *                                         120,375
                                                             ----------

             INSURANCE - 2.5%
     2,000   The Liberty Corp.                                  100,625
                                                             ----------

             RETAILERS - 2.4%
       800   CDnow, Inc. *                                       16,100
     5,000   Lillian Vernon Corp.                                83,125
                                                             ----------
                                                                 99,225
                                                             ----------
             ADVERTISING - 2.1%
     3,500   Ackerley Group, Inc.                                73,500
       500   Havas SA ADR                                        10,606
                                                             ----------
                                                                 84,106
                                                             ----------

             ELECTRIC UTILITIES - 1.4%
     6,045   Citizens Utilities Co., Class B *                   58,183
                                                             ----------

             ELECTRONICS - 0.6%
       300   Sony Corp. ADR                                      25,819
                                                             ----------
             TOTAL COMMON STOCKS                              4,058,852
                                                             ----------
             (Cost $3,219,544)


F-8                           See Notes to Financial Statements.

                    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                               VALUE
     SHARES                                                  (NOTE 2)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 2.6%

             TELEPHONE SYSTEMS - 1.4%
    1,000    Sprint, 8.25%                                 $     57,813
                                                             ----------

             ELECTRIC UTILITIES - 1.2%
    1,000    Citizens Utilities Co., 5.00%                       47,250
                                                             ----------
             TOTAL CONVERTIBLE PREFERRED STOCKS                 105,063
                                                             ----------
             (Cost $84,049)


RIGHTS - 0.0%

             TELEPHONE SYSTEMS - 0.0%
       95    Cia. de Telecomunicaciones de Chile SA ADR *  $         32
                                                             ----------
             TOTAL RIGHTS                                            32
                                                             ----------
             (Cost $0)

TOTAL INVESTMENTS - 101.6%                                    4,163,947
                                                             ----------
(Cost $3,303,593)
NET OTHER ASSETS AND LIABILITIES -  (1.6)%                      (65,949)
                                                             ----------
NET ASSETS - 100.0%                                        $  4,097,998
                                                             ==========

______________________________________
ADR American Depositary Receipt
*   Non income producing security.


FEDERAL INCOME TAX INFORMATION (NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $3,303,593. Net unrealized appreciation (depreciation) aggregated $860,354, of which $935,524 related to appreciated investment securities and $(75,170) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, amounted to $2,402,375 and $1,205,147 of non-governmental issuers, respectively.


______________________________________                                      F-9

                               THE PALLADIAN TRUST

        STATEMENTS OF ASSETS AND LIABILITIES . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                         Global
                                                                                      International      Strategic    Interactive /
                                                       Value           Growth            Growth           Income        Telecomm
                                                    Portfolio         Portfolio        Portfolio         Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost.........................  $   7,226,354     $   5,631,404    $   2,927,622     $   1,371,031    $  3,303,593
   Net unrealized appreciation (depreciation)..        994,678           (13,924)        (327,864)           10,774         860,354
                                                 -------------     -------------    -------------     -------------    ------------
           Total investments at value..........      8,221,032         5,617,480        2,599,758         1,381,805       4,163,947
Cash (interest bearing)........................        182,398                --          344,937           158,189              --
Foreign currency  (Cost $795) (Note 2).........             --                --               --               920              --
Receivable for investments sold................        131,206           527,434          105,829           351,078         129,161
Receivable for expense reimbursement (Note 5)..          6,986             8,653            6,439             6,782           4,921

Interest and dividend receivables..............          9,040               532            7,070            21,506           4,356
Deferred organizational expense (Note 2).......         12,320            12,320           12,977                --          12,320
Dividend tax reclaim receivables...............             --                --            2,228                --             546
Prepaid insurance expense......................          1,933             1,933            1,933             1,933           1,933
                                                 -------------     -------------    -------------     -------------    ------------
      Total Assets ............................      8,564,915         6,168,352        3,081,171         1,922,213       4,317,184
                                                 -------------     -------------    -------------     -------------    ------------

LIABILITIES:
Payable for investments purchased..............         79,207           416,584               --           460,176          90,653
Payable to custodian...........................             --           621,649               --                --          74,920
Advisory fee payable (Note 3)..................          2,951                --            1,455             3,534          10,341

Unrealized depreciation on forward
   foreign currency contract (Note 2)..........             --                --              101                --              --
Accrued expenses and other payables............         71,939            49,915           41,722            38,242          43,272
                                                 -------------     -------------    -------------     -------------    ------------
   Total Liabilities ..........................        154,097         1,088,148           43,278           501,952         219,186
                                                 -------------     -------------    -------------     -------------    ------------
NET ASSETS.....................................  $   8,410,818     $   5,080,204    $   3,037,893     $   1,420,261    $  4,097,998
                                                 =============     =============    =============     =============    ============

NET ASSETS consist of:
Paid-in capital (Note 1 and Note 5)............  $   7,058,620     $   5,211,661    $   3,163,082     $   1,407,634    $  3,037,927
Undistributed (distribution in excess of)
   net investment income (loss)................         (6,772)          (31,987)           3,402            21,917         (37,965)

Accumulated (distribution in excess of) net
   realized gain (loss) on investments sold,
   forward foreign currency contracts,
   and foreign currency transactions...........        364,292           (85,546)         199,442           (20,189)        237,683
Net unrealized appreciation (depreciation) of
   investments and assets and liabilities in
   foreign currency............................        994,678           (13,924)        (328,033)           10,899         860,353
                                                 -------------     -------------    -------------     -------------    ------------
TOTAL NET ASSETS...............................  $   8,410,818     $   5,080,204    $   3,037,893     $   1,420,261    $  4,097,998
                                                 =============     =============    =============     =============    ============

Shares of beneficial interest outstanding .....        560,199           424,234          293,493           140,544         253,300
   (unlimited authorization, $0.001 par value)

NET ASSET  VALUE,
   Offering and redemption price per share
   (Net Assets/Shares Outstanding).............  $       15.01     $       11.98    $       10.35     $       10.11    $      16.18
                                                 =============     =============    =============     =============    ============


F-10                                     See Notes to Financial Statements.

                              THE PALLADIAN TRUST

  STATEMENTS OF OPERATIONS . For The Six Months Ended June 30, 1998 (Unaudited)

                                                                                                                          Global
                                                                                    International      Strategic       Interactive /
                                                       Value          Growth           Growth           Income           Telecomm
                                                    Portfolio        Portfolio       Portfolio         Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest....................................  $      21,546    $         574    $       3,447    $      42,196     $     11,121
   Dividends...................................         34,736            3,505           32,783               --           15,664
   Less net foreign taxes withheld.............             --               --           (5,100)              --             (293)
                                                 -------------    -------------    -------------    -------------     ------------
      Total Investment Income .................         56,282            4,079           31,130           42,196           26,492
                                                 -------------    -------------    -------------    -------------     ------------

EXPENSES
   Investment advisory fees (Note 3)...........         16,607               --            1,455            4,156           36,805
   Custodian fees..............................          9,541            4,983            5,238            5,259            4,658
   Fund accounting fees........................         24,229           24,229           24,229           24,229           24,229
   Legal fees..................................         58,322           36,089           28,058           22,822           23,972
   Interest expense (Note 7)...................             --           18,615            1,721               --              611
   Audit fees..................................         16,236           11,508            7,517            2,083            7,288
   Trustees' fees and expenses (Note 3)........         10,226            5,021            4,940            3,904            4,538
   Reports to shareholders.....................          6,717            6,168            4,094            2,156            4,678
   Registration and filing expense.............          3,405            3,527            2,580            4,255            1,016
   Amortization of organization costs (Note 2).          2,358            2,358            2,353               --            2,358
   Insurance...................................          1,900            1,900            1,900            1,900            1,900
Miscellaneous..................................            146              116               97              162               91
                                                 -------------    -------------    -------------    -------------     ------------
      Total expenses before reimbursements.....        149,687          114,514           84,182           70,926          112,144
      Less reimbursement of expenses (Note 5)..        (86,610)         (78,448)         (56,548)         (49,516)         (47,776)
                                                 -------------    -------------    -------------    -------------     ------------
      Total expenses net of reimbursements.....         63,077           36,066           27,634           21,410           64,368
                                                 -------------    -------------    -------------    -------------     ------------
NET INVESTMENT INCOME (LOSS)...................         (6,795)         (31,987)           3,496           20,786          (37,876)
                                                 -------------    -------------    -------------    -------------     ------------

REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold        349,089          295,740          209,760           45,178          247,178
   Net realized gain (loss) on forward foreign
   currency contracts..........................             --               --           (2,878)         (94,560)              (7)
   Net realized gain (loss) on foreign currency
   transactions................................             --               --             (229)          19,212               (1)
   Net change in unrealized appreciation
   (depreciation) of investments...............        447,797         (290,356)         (52,189)         (11,184)         462,302
   Net change in unrealized appreciation
   (depreciation) of forward foreign currency
   contracts...................................             --               --             (101)          22,310               --
   Net change in unrealized appreciation
   (depreciation) of assets and liabilities in
   foreign currency............................             --               --              (68)          27,177               (1)
                                                 -------------    -------------    -------------    -------------     ------------

NET GAIN (LOSS) ON INVESTMENTS.................        796,886            5,384          154,295            8,133          709,471
                                                 -------------    -------------    -------------    -------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS............  $     790,091    $     (26,603)   $     157,791    $      28,919     $    671,595
                                                 =============    =============    =============    =============     ============

                      See Notes to Financial Statements.

                              THE PALLADIAN TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Value                               Growth
                                                                             Portfolio                            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months                          Six Months
                                                                     Ended             Year               Ended          Year
                                                                 June 30, 1998         Ended         June 30, 1998       Ended
                                                                  (Unaudited)   December 31, 1997     (Unaudited)   December 31,1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR................................  $ 6,584,652       $   900,331        $ 4,463,531       $   148,404
                                                                 -----------       -----------        -----------       -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)................................       (6,795)           41,294            (31,987)           (3,384)
   Net realized gain (loss) on investments sold and foreign
      currency transactions....................................      349,089           384,615            295,740          (374,694)
   Net change in unrealized appreciation (depreciation)
      of investments and assets and liabilities in foreign
   currency....................................................      447,797           494,905           (290,356)          267,942
                                                                 -----------       -----------        -----------       -----------
   Net increase (decrease) in net assets resulting from
      operations...............................................      790,091           920,814            (26,603)         (110,136)
                                                                 -----------       -----------        -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................................           --           (41,271)                --                --
   Net realized gain on investments............................           --          (369,412)                --                --
                                                                 -----------       -----------        -----------       -----------
      Total distributions......................................           --          (410,683)                --                --
                                                                 -----------       -----------        -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sales of shares...........................    2,220,548         5,547,192          1,289,772         4,843,510
   Issued to shareholders in reinvestment of distributions.....           --           410,683                 --                --
   Cost of shares repurchased..................................   (1,192,942)         (783,685)          (656,846)         (418,247)
                                                                 -----------       -----------        -----------       -----------
      Net increase (decrease) from capital share transactions..    1,027,606         5,174,190            632,926         4,425,263
                                                                 -----------       -----------        -----------       -----------
      Total increase (decrease) in net assets..................    1,817,697         5,684,321            606,323         4,315,127
                                                                 -----------       -----------        -----------       -----------

CAPITAL CONTRIBUTION FROM MANAGER (NOTE 5):                            8,469                --             10,350                --
                                                                 -----------       -----------        -----------       -----------

NET ASSETS AT END OF YEAR (INCLUDING LINE A)...................  $ 8,410,818       $ 6,584,652        $ 5,080,204       $ 4,463,531
                                                                 ===========       ===========        ===========       ===========

(A) Undistributed (distribution in excess of) net investment
   income (loss)...............................................  $    (6,772)      $        23        $   (31,987)      $        --
                                                                 ===========       ===========        ===========       ===========

OTHER INFORMATION
SHARE TRANSACTIONS:
   Sold .......................................................      155,099           432,360            100,443           391,597
   Issued to shareholders in reinvestment of distributions.....           --            30,421                 --                --
   Repurchased.................................................      (82,716)          (57,726)           (49,789)          (31,707)
                                                                 -----------       -----------        -----------       -----------
      Net increase (decrease) in shares outstanding............       72,383           405,055             50,654           359,890
                                                                 ===========       ===========        ===========       ===========

See Notes to Financial Statements.

                                                                                                   Global
            International                               Strategic                               Interactive/
               Growth                                     Income                                  Telecomm
              Portfolio                                 Portfolio                                 Portfolio
--------------------------------------------------------------------------------------------------------------------------
   Six Months                                Six Months                               Six Months
      Ended                Year                 Ended               Year                 Ended               Year
  June 30, 1998            Ended            June 30, 1998           Ended            June 30, 1998           Ended
   (Unaudited)       December 31, 1997       (Unaudited)      December 31, 1997       (Unaudited)      December 31, 1997
--------------------------------------------------------------------------------------------------------------------------
   $ 3,207,002         $    97,387          $ 2,699,938         $ 1,106,698          $ 3,016,441         $   594,315
   -----------         -----------          -----------         -----------          -----------         -----------


         3,496              15,386               20,786              69,124              (37,876)              9,035

       206,653               4,533              (30,170)            (27,885)             247,170             142,691


       (52,358)           (278,925)              38,303               8,819              462,301             395,113
   -----------         -----------          -----------         -----------          -----------         -----------
       157,791            (259,006)              28,919              50,058              671,595             546,839
   -----------         -----------          -----------         -----------          -----------         -----------


            --             (15,480)                  --             (29,924)                  --              (9,124)
            --              (8,333)                  --             (12,484)                  --            (142,691)
   -----------         -----------          -----------         -----------          -----------         -----------
            --             (23,813)                  --             (42,408)                  --            (151,815)
   -----------         -----------          -----------         -----------          -----------         -----------


       462,634           3,686,977              286,724           1,772,206            1,195,237           2,115,492
            --              23,812                   --              42,408                   --             151,815
      (797,257)           (318,355)          (1,603,256)           (229,024)            (791,893)           (240,205)
   -----------         -----------          -----------         -----------          -----------         -----------
      (334,623)          3,392,434           (1,316,532)          1,585,590              403,344           2,027,102
   -----------         -----------          -----------         -----------          -----------         -----------
      (176,832)          3,109,615           (1,287,613)          1,593,240            1,074,939           2,422,126
   -----------         -----------          -----------         -----------          -----------         -----------

         7,723                  --                7,936                  --                6,618                  --
   -----------         -----------          -----------         -----------          -----------         -----------

   $ 3,037,893         $ 3,207,002          $ 1,420,261         $ 2,699,938          $ 4,097,998         $ 3,016,441
   ===========         ===========          ===========         ===========          ===========         ===========

   $     3,402         $       (94)         $    21,917         $     1,131          $  (37,965)         $       (89)
   ===========         ===========          ===========         ===========          ===========         ===========



        45,826             347,778               28,577             181,202               81,208             174,816
            --               2,452                   --               4,292                   --              11,406
       (82,276)            (29,718)            (161,335)            (23,111)             (54,333)            (19,211)
   -----------         -----------          -----------         -----------          -----------         -----------
       (36,450)            320,512             (132,758)            162,383               26,875             167,011
   ===========         ===========          ===========         ===========          ===========         ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------


                                     INCOME FROM INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                               ----------------------------------------------  -----------------------------------------------------
                                                     NET REALIZED
                                  NET                     AND                              DISTRIBUTIONS
                                 ASSET        NET     UNREALIZED                DIVIDENDS    FROM NET
                                 VALUE    INVESTMENT  GAIN (LOSS)  TOTAL FROM   FROM NET     REALIZED
                               BEGINNING    INCOME        ON       INVESTMENT  INVESTMENT     CAPITAL      RETURN OF       TOTAL
                               OF PERIOD  (LOSS) (2)  INVESTMENTS  OPERATIONS    INCOME        GAINS        CAPITAL    DISTRIBUTIONS
                               ---------  ----------  -----------  ----------  ----------  -------------   ---------   -------------
           VALUE
       PORTFOLIO (1)
June 30, 1998 (Unaudited) (3)  $ 13.50    $ (0.01)      $ 1.52       $ 1.51      $   --        $   --        $   --       $   --
            December 31, 1997    10.88       0.17         3.35         3.52       (0.09)        (0.81)           --        (0.90)
        December 31, 1996 (4)    10.00      (0.64)        2.15         1.51          --            --         (0.63)       (0.63)

          GROWTH
       PORTFOLIO (1)
June 30, 1998 (Unaudited) (3)    11.95      (0.08)        0.11         0.03          --            --            --           --
            December 31, 1997    10.84      (0.02)        1.13         1.11          --            --            --           --
        December 31, 1996 (4)    10.00      (2.96)        3.80         0.84          --            --            --           --

       INTERNATIONAL
          GROWTH
       PORTFOLIO(1)
June 30, 1998 (Unaudited) (3)     9.72       0.01         0.62         0.63          --            --            --           --
            December 31, 1997    10.33       0.10        (0.63)       (0.53)      (0.05)        (0.03)           --        (0.08)
        December 31, 1996 (4)    10.00      (4.16)        4.67         0.51          --            --         (0.18)       (0.18)

         STRATEGIC
          INCOME
       PORTFOLIO(1)
June 30, 1998 (Unaudited) (3)     9.88       0.15         0.08         0.23          --            --            --           --
            December 31, 1997     9.98       0.36        (0.30)        0.06       (0.11)        (0.05)           --        (0.16)
        December 31, 1996 (4)    10.00      (0.19)        0.23         0.04          --            --         (0.06)       (0.06)

          GLOBAL
       INTERACTIVE/
         TELECOMM
       PORTFOLIO(1)
June 30, 1998 (Unaudited) (3)    13.32      (0.15)        3.01         2.86          --            --            --           --
            December 31, 1997    10.00       0.08         3.95         4.03       (0.04)        (0.67)           --        (0.71)
        December 31, 1996 (4)    10.00      (0.75)        0.80         0.05          --            --         (0.05)       (0.05)

------------------------------
*    Annualized
**   Not annualized
(A)  Including reimbursements of certain operating expenses.
(B)  Excluding reimbursements of certain operating expenses.
(1) The Value Portfolio, Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio all commenced operations on February 1, 1996. The International Growth Portfolio commenced operations on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment adviser were ($0.18) at June 30, 1998, ($0.34) in 1997 and ($1.22) in 1996 for the Value Portfolio; ($0.28) at
     June 30, 1998, ($0.68) in 1997, and ($5.61) in 1996 for the Growth
     Portfolio; ($0.21) at June 30, 1998, ($0.45) in 1997, and ($7.56) in 1996
     for the International Growth Portfolio; ($0.26) at June 30, 1998, ($0.14) in 1997, and ($0.63) in 1996 for Strategic Income Portfolio; and ($0.36) at June 30, 1998, ($0.62) in 1997, and ($1.34) in 1996 for the Global
     Interactive/Telecomm Portfolio.
(3) Total return measures the change in the value of an investment for the period indicated. For the period ended June 30, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 11.11%, 0.00%, 6.17%, 1.72%, and 21.25%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

                                                                           Ratios/Supplemental Data
                                          ------------------------------------------------------------------------------------------
    Net                                                                    Ratios To Average Net Assets
 Increase                                                  -------------------------------------------------------------
(Decrease)    Net Asset                    Net Assets              Net
   in          Value                        End of            Investment                  Operating                        Portfolio
Net Asset     End of          Total         Period           Income (Loss)                Expenses           Management    Turnover
  Value       Period     Return (3) (4)     (000's)       (A)            (B)         (A)            (B)          Fee         Rate
---------    ---------   --------------   ----------      ---            ---         ---            ---      ----------    ---------
$ 1.51       $ 15.01         11.19 %**      $ 8,411      (0.18)%*      (2.46)%*     1.66%*          3.94%*      0.44%*         44%
  2.62         13.50         32.36 %          6,585       1.30 %       (2.60)%      0.84%           4.75%       0.14%         177%
  0.88         10.88         15.13 %**          900      (6.55)%*     (12.40)%*     8.19%*         14.13%*      0.80%*         74%


  0.03         11.98          0.17 %**        5,080      (1.24)%*      (4.29)%*     1.40%*          4.45%*      0.00%*        312%
  1.11         11.95         10.24 %          4,464      (0.16)%       (5.38)%      0.90%           6.12%       0.20%         209%
  0.84         10.84          8.40 %**          148     (31.31)%*     (58.37)%*    34.15%*         63.54%*      0.80%*        580%


  0.63         10.35          6.48 %**        3,038       0.23 %*      (3.45)%*     1.80%*          5.47%*      0.09%*         29%
 (0.61)         9.72         (5.25)%          3,207       0.97 %       (4.36)%      1.78%           7.11%       0.58%          13%
  0.33         10.33          5.13 %**           97     (56.37)%*     (92.05)%*    67.76%*        126.26%*      0.80%*        116%


  0.23         10.11          2.33 %**        1,420       2.68 %*      (3.70)%*     2.76%*          9.13%*      0.54%*        250%
 (0.10)         9.88          0.60 %          2,700       3.67 %       (1.39)%      1.61%           6.68%       0.41%         713%
 (0.02)         9.98          0.44 %**        1,107      (2.15)%*      (7.02)%*     7.37%*         12.30%*      0.80%*        212%


  2.86         16.18         21.47 %**        4,098      (2.17)%*      (4.91)%*     3.69%*          6.43%*      2.11%*         39%
  3.32         13.32         40.24 %          3,016       0.64 %       (5.14)%      1.47%           7.26%       0.27%         114%
    --         10.00          0.49 %**          594      (8.32)%*     (14.82)%*     9.83%*         16.45%*      0.80%*         71%

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


1.    ORGANIZATION

The Palladian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified open-end management investment company organized as a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share. The Trust is comprised of five portfolios: Value Portfolio, Growth Portfolio, International Growth Portfolio, Strategic Income Portfolio (formerly known as the Global Strategic Income Portfolio) and Global Interactive / Telecomm Portfolio (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance comapnies and advisers to the Portfolios and their affiliates.

At the Trust's special meeting of shareholders held on June 8, 1998, shareholders of Global Strategic Income Portfolio changed the Portfolio's investment objective to reduce the global emphasis, approved new non-fundamental investment policies consistent with the new investment objective and changed the name of the Portfolio to the Strategic Income Portfolio.

2.    SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by and under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At June 30, 1998, one equity security with a value of $148,369 or 2.92% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

FORWARD FOREIGN CURRENCY CONTRACTS: All Portfolios may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------


FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios for the year ended December 31, 1997.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Dividend and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of calculating net investment income per share in the Financial Highlights.

ORGANIZATION COSTS: The organization expenses for each Portfolio, excluding Strategic Income Portfolio, are deferred and are being amortized on a straight-line basis over a five-year period from commencement of operations.

EXPENSES: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

3.    INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS.

Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is a wholly-owned subsidiary of SMA Financial Corp., which in turn is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company, a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

Effective February 12, 1998 through April 16, 1998, Allmerica Investment Management Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust. As part of a corporate reorganization completed on April 16, 1998, AIMCO transferred to AFIMS that portion of its business relating to registered investment companies such as the Trust.

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------


Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI") served as Manager of the Trust, and Tremont Partners, Inc. ("Tremont" or "Portfolio Advisor") served as Portfolio Advisor to the Trust.

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager for The Value Portfolio and The Global Interactive/Telecomm Portfolio; Stonehill Capital Management, Inc. serves as the Portfolio Manager of The Growth Portfolio; Bee & Associates Incorporated serves as the Portfolio Manager of The International Growth Portfolio, and Allmerica Asset Management, Inc. ("AAM") serves as the Portfolio Manager of The Strategic Income Portfolio. Prior to April 9, 1998, Fischer Francis Trees & Watts ("FFTW") served as Portfolio Manager of The Strategic Income Portfolio.

At June 30, 1998, GAMCO has invested approximately $300,000 in The Value Portfolio and $490,000 in The Global Interactive/Telecomm Portfolio. During the six months ended June 30, 1998, GAMCO redeemed 22,635 shares with an aggregate value of $323,000 and 36,427 shares with an aggregate value of $512,000 from The Value Portfolio and the Global Interactive /Telecomm Portfolio, respectively. The Portfolio Manager for The International Growth Portfolio (Bee & Associates Incorporated) has agreed that it or its principals will make an investment (directly or through qualified plans) when the Portfolio reaches $10 million in total assets. FFTW, the former Portfolio Manager of The Strategic Income Portfolio, redeemed 102,250 shares with an aggregate value of $1,010,229 on January 6, 1998.

Effective August 1, 1998, Pilgrim Baxter Analytic Investors, Inc. became Portfolio Manager of the Growth Portfolio, subject to approval by shareholders at a special meeting to be held on September 15, 1998.

Investors Bank & Trust Company ("IBT") provides transfer agency, portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services. AFIMS has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administrative fee to IBT.

The Value Portfolio and The Global Interactive/Telecomm Portfolio placed a significant portion of their portfolio transactions through Gabelli & Co., an affiliated entity of both portfolios and the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Co. during the six months ended June 30, 1998 amounted to $11,022 for the Value Portfolio and $4,883 for the Global Interactive/Telecomm Portfolio.

Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives meeting fees and reimbursement for out-of-pocket expenses, from the Trust.

4.    MANAGEMENT FEES

Each Portfolio pays an advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0%. The annual Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incentive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fees rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alternative monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% depending on a comparison of the Portfolio's negative performance and the performance of a selected benchmark over the past 12 months.

Effective July 1, 1998, The Strategic Income Portfolio would have paid, to AAM during the first year as Portfolio Manager, a fixed annual fee of .80% of average daily net assets. AFIMS and AAM have voluntarily agreed to limit their fees until April 30, 1999 to an annual rate of .40%. Prior to July 1, 1998, AAM was compensated in accordance with the performance based fee of FFTW.

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------


5.    EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

Under terms approved by the Board of Trustees of the Trust, the former investment manager to the Trust, PAI, agreed to limit certain operating expenses, for the years ended December 31, 1996 and 1997, to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. For the years ending December 31, 1998 and December 31, 1999, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement, provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolios' ratio of other expenses to average daily net assets to exceed the specified other expense limitation rates specified above. At June 30, 1998, the aggregate amount of expenses reimbursed subject to repayment were as follows: Value Portfolio, $164,082; Growth Portfolio, $134,492; International Growth Portfolio, $107,589; Strategic Income Portfolio, $142,103; Global Interactive/Telecomm Portfolio, $114,681.

Retroactive to January 1, 1998, the current investment manager to the Trust, AFIMS, has agreed to limit certain operating expenses for the year ending December 31, 1998 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. This expense limitation was implemented effective February 13, 1998. On February 24, 1998, AIMCO voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469; Growth Portfolio, $10,350; International Growth Portfolio, $7,723; Strategic Income Portfolio, $7,936; Global Interactive/Telecomm Portfolio, $6,618. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. These capital contributions have been treated as an increase in paid in capital for each Portfolio. For the years ending December 31, 1999 and December 31, 2000, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates specified above. At June 30, 1998, the aggregate amount of expenses reimbursed subject to repayment were as follows: Value Portfolio, $86,610; Growth Portfolio, $78,448; International Growth Portfolio, $56,548; Strategic Income Portfolio, $49,516; Global Interactive/Telecomm Portfolio, $47,776. Repayment of all or a portion of any reimbursement of expenses which relate to the year ending December 31, 1998 will not begin until all repayment obligations related to the years ended December 31, 1996 and 1997 have been met.

6.    FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.    LEVERAGE

Each Portfolio may leverage its investments by purchasing securities with borrowed money to enhance performance. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $2,369,000 and $579,000 for The Growth Portfolio, $1,184,000 and $67,000 for The
Strategic Income Portfolio and $167,000 and $18,000 for The Global Interactive/Telecomm Portfolio. The average interest rate was 6.50% for The Growth Portfolio, The Strategic Income Portfolio and The Global Interactive/Telecomm Portfolio.

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS:  (UNAUDITED)

A meeting of the Trust's shareholders was held on June 8, 1998 at which shareholders approved five proposals. The voting results were as follows:

PROPOSAL 1 To elect as Trustees the following two nominees:
----------

                                                                     Shares                    Shares              Percent of Shares
                                          Shares For                 Against                 Abstaining                   Voted
                                          ----------                 -------                 ----------                   -----
Gordon Holmes                              1,585,033                 18,564                    35,479                    100.00%
George J. Sullivan, Jr.                    1,582,880                 23,982                    32,214                    100.00%

PROPOSAL 2 To approve a new Management Agreement under which Allmerica Financial
----------
           Investment Management Services, Inc. ("AFIMS") will serve as Manager of the Trust:

                                                                     Shares                    Shares              Percent of Shares
                                          Shares For                 Against                 Abstaining                   Voted
                                          ----------                 -------                 ----------                   -----
Value                                       526,933                    121                      12,353                   100.00%
Growth                                      395,909                    101                       6,908                   100.00%
International Growth                        288,240                    469                       8,761                   100.00%
Strategic Income                            157,206                    --                          891                   100.00%
Global Interactive/Telecomm                 234,450                    122                       5,811                   100.00%

PROPOSAL 3 To approve agreements under which AFIMS is substituted for the ---------- previous Manager under the Portfolio Management Agreements:

                                                                     Shares                    Shares              Percent of Shares
                                          Shares For                 Against                 Abstaining                   Voted
                                          ----------                 -------                 ----------                   -----
Value                                       525,948                    121                     13,338                    100.00%
Growth                                      395,240                    101                      7,577                    100.00%
International Growth                        288,240                    469                      8,761                    100.00%
Global Interactive/Telecomm                 233,540                    122                      6,721                    100.00%

PROPOSAL 4 To approve a new Portfolio Management Agreement with Allmerica Asset
----------
           Management, Inc. for the Strategic Income Portfolio:


                                                                     Shares                    Shares              Percent of Shares
                                          Shares For                 Against                 Abstaining                   Voted
                                          ----------                 -------                 ----------                   -----
Strategic Income                            157,206                    --                        891                     100.00%

PROPOSAL 5 To approve a new investment objective for the Strategic Income
----------
           Portfolio:


                                                                     Shares                    Shares              Percent of Shares
                                          Shares For                 Against                 Abstaining                   Voted
                                          ----------                 -------                 ----------                   -----
Strategic Income                            157,206                    --                        891                     100.00%

--------------------------------------------------------------------------------
                               THE PALLADIAN TRUST
--------------------------------------------------------------------------------

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in The Fulcrum Fund(SM) Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum Fund(SM) Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, The Palladian Trust, and Allmerica Investment Trust, which include important information related to charges and expenses.

                                CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for The Palladian Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum Fund(SM) Variable Annuity contracts. Separate account financial statements are not provided.

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

                          [INTENTIONALLY LEFT BLANK]

                          [INTENTIONALLY LEFT BLANK]

                      THE FULCRUM FUND(SM) VARIABLE ANNUITY

   The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance company in NY and HI) and is distributed by Allmerica Investments, Inc.

  To be preceded or accompanied by the current prospectus. Read it carefully before investing.

                          [LOGO OF ISMA APPEARS HERE]

                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

  First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica
   Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica
    Financial Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management
 Services, Inc. Citizens Corporation . Citizens Insurance Company of America .
  Citizens Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653